Exhibit 99.2
FOR IMMEDIATE RELEASE

CONTACT:
Richard Hantke
Director of Investor Relations
+1.732.362.2380

                  INTELLIGROUP PROVIDES DISCLOSURE CONTROL AND
                          INTERNAL CONTROL INFORMATION

               ALSO UPDATES 10-Q FILING AND NASDAQ LISTING STATUS

EDISON, N.J., October 1, 2004/PRNewswire-FirstCall/ -- Intelligroup, Inc., (NASDAQ: ITIGE), a global provider of strategic IT outsourcing services, today released an evaluation of its disclosure controls and its internal controls. The Company's management, including its new finance and accounting management, continues to evaluate and improve upon the effectiveness of its disclosure controls and internal controls.

In its most recent evaluation, the Company's management concluded that the Company's disclosure controls were designed to ensure that material information relating to the Company and its subsidiaries was made known to the Company's senior management. However, primarily because the Company experienced difficulty in providing information required to be disclosed in the reports that it files or submits under the Exchange Act within the time periods required by the federal securities laws, the Company's management concluded that its disclosure controls were not effective, and the Company management is working to remedy and improve its reporting capabilities.

To provide background behind some of the Company's recent challenges, the Company has also announced various changes in the Company's internal controls over financial reporting. These changes include the implementation of a significant upgrade to the Company's financial systems, as well as significant personnel changes, including the hiring of a new Chief Financial Officer and other new hires to the financial management and staff. These changes have materially affected the Company's internal control over financial reporting in the following manner: (i) the upgraded financial system has resulted in a change of internal processes relating to financial reporting, requiring staff training and adjustment; (ii) the upgraded financial system has resulted in intensive manual processes requiring additional resources of the Company; (iii) the upgraded financial system has resulted in a slower closing process; and (iv) the changes to the financial department staff have resulted in a loss of historical know-how.

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The Company conducted this internal control review in conjunction with the
Company's ongoing assessment in preparation for providing the required certifications under Section 404 of the Sarbanes-Oxley Act of 2002 and to remedy existing material weaknesses with its internal controls. The Company has taken certain steps in this regard including, and without limitation, the following:
(i) the Company has established an internal team ("the team"), sponsored by the Chief Financial Officer and including participation by other executives, responsible for the assessment and testing of internal controls and the remediation, if necessary, of identified issues with the Company's internal controls; (ii) the Company has retained a large, nationally recognized accounting and consulting firm to assist and advise the Company in relation to these efforts; and (iii) an internal project plan relating to these efforts was adopted by the team and the team is currently executing against this plan.

The Company is initially focused on its key business areas including timesheet entry, contract administration, billing, revenue recognition, and subcontractor processes. This assessment has raised the following areas of concern and focus:
(i) strengthening management oversight over key accounting decisions; (ii) increasing the Company's control over the accuracy of the financial information being entered into the financial systems; (iii) evaluating the Company's processes, policies and procedures and, where appropriate, improving and increasing the enforcement of the same; (iv) training the Company's new and existing financial department resources in the upgraded financial system and training back-up personnel in critical areas; and (v) evaluating the segregation of duties as it relates to key financial reporting roles and improving managerial oversight of such resources.

The Company's internal control review is also evaluating whether internal control deficiencies contributed to the reporting errors that gave rise to the previously announced restatement of financial statements for prior periods and to the liquidity issues which were mentioned in conjunction with the recently-closed $15,000,000 private placement transaction with SOFTBANK Asia Infrastructure Fund, L.P. and Venture Tech Assets Pvt. Ltd.

The Company discussed the foregoing conditions with its Audit Committee and will continue to regularly update and receive input from its Audit Committee moving forward. As noted, the Company has not yet filed a report on Form 10-Q for the quarter ended June 30, 2004 and will not timely file a Report on Form 10-Q for the quarter ended September 30, 2004. As discussed, this is primarily the result of turnover in its accounting staff which occurred while working through a financial system conversion as well as delay associated with the Company's restatement of its prior periods. In designing and evaluating the Company's internal controls and disclosure controls, the Company's management recognized that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving their objectives and management necessarily applied its judgment in evaluating the cost-benefit relationship of possible controls and procedures.

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"Clearly we have challenges in regard to reporting information to our investing public", said David Distel the Company's Chief Financial Officer. "We have been making steady progress on improving our internal controls and expect to be able to resume regular timely financial reports as soon as we are able to conclude on the previously announced restatement of financial results for historical periods. We recognize this is important to our shareholders and reiterate our commitment in this regard". Mr. Distel continued, "Our fundamental business remains strong and given our recent cash infusion, we are excited about the prospects for our business and putting these reporting challenges behind us."

The Company further announced an update to its NASDAQ listing status. As announced on August 19, 2004, the Company received a delisting notice from the NASDAQ Listing Qualification Department regarding the Company's failure to timely file its quarterly report on Form 10-Q. The Company has met with a NASDAQ listing panel in regard to these issues. In addition and as expected, the Company recently received a notice from NASDAQ that its recently closed $15,000,000 private placement transaction with SOFTBANK Asia Infrastructure Fund, L.P. and Venture Tech Assets Pvt. Ltd resulted in the Company not being in compliance with the shareholder approval, proxy solicitation and listing of additional share requirements as set forth in the Nasdaq Marketplace Rules 4350(i)(1)(B); 4350(i)(1)(D) and 4310(c)(17), respectively. The Company continues to work with NASDAQ in regard to these issues. Given its failure to comply with the above-mentioned NASDAQ rules, the Company can give no assurances that the Company will continue to be listed on the NASDAQ or regain compliance in terms of existing deficiencies.

ABOUT INTELLIGROUP
Intelligroup, Inc. (http://www.intelligroup.com) is an information technology services strategic outsourcing partner to the world's largest companies. Intelligroup develops, implements and supports information technology solutions for global corporations and public sector organizations. The Company's onsite/offshore delivery model has enabled hundreds of customers to accelerate results and significantly reduce costs. With extensive expertise in industry-specific enterprise solutions, Intelligroup has earned a reputation for consistently exceeding client expectations.

SAFE HARBOR STATEMENT
Certain statements contained herein, including statements regarding the Company's ability to complete the restatement of its historical financial results, file future periodic reports, maintain its listing on NASDAQ, resolve disclosure control and internal control issues, and other statements regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include risks and uncertainties; consequently, actual results may differ materially from those expressed or implied thereby. Certain of such risks and uncertainties are set forth in Intelligroup's filings with the Securities and Exchange Commission.